Exhibit 10.129

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.:  130339

AMD_00200775.0

AMENDMENT

Date of Amendment: February 29, 2016

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:
•	* * * * * * * * * * * * * * * *
•	* * * * * * * * * * * * * * *

Or such other indexes as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee funds (each, a “ESG Select ETF” and each ESG Select ETF shall also be a “Fund” as such term is defined in the Agreement):

•	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
•	* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Or such other names as agreed by Licensee and MSCI in writing.

The ESG Select ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a * * * * * * * * * license fee per Fund based on * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *, which fee shall be calculated and payable on a * * * * * * * * * * * * * * *. The * * * * * * * * * license fee shall be calculated * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *, as follows:

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A.N.: 130339

AMD_00200775.0

For the avoidance of doubt, the * * * * * * * * * license fees shall be calculated * * * * * * * * * * * * *. For example, * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

“Expense Ratio” shall mean the * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * when dividing * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

Notwithstanding anything to the contrary contained herein, if any Fund * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if a Fund’s * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if a Fund has an * * * * * * * * * * * * * * * * * * * **, the * * * * * * * ** licensee fee for such Fund shall * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to Indexes set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list an ESG Select ETF that is based on such Index.

c.

If Licensee delists a particular ESG Select ETF or changes the underlying Index for such ESG Select ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such ESG Select ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors	MSCI Inc.

By	/s/ Diane Lunsey	By	/s/ Alex Gil

Name	Diane Lunsey	Name	Alex Gil

Title	Managing Director	Title	Executive Director

Date	3-28-16	Date	Apr 1, 2016

Information Classification: GENERAL

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